SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 1, 2004

Century Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	(Commission File No.) 0-15752	04-2498617 (IRS Employer Identification No.)

400 Mystic Avenue
Medford, MA
(Address of principal executive offices)		02155 (Zip Code)

(781) 391-4000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 CENTURY BANK AND TRUST COMPANY PRESS RELEASE

Item 1.01 Entry into a Material Definitive Agreement

     The following information is furnished under Item 1.01 — “Entry into a Material Definitive Agreement” and such information, including the exhibits attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

     On October 29, 2004, Century Bank and Trust Company, a wholly owned subsidiary of Century Bancorp, Inc., issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing its agreement with BlackRock Financial Management, Inc.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Century Bank and Trust Company press release dated October 29, 2004.

SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY BANCORP, INC.

/s/ Paul V. Cusick, Jr.

Paul V. Cusick, Jr. Vice President and Treasurer

Dated: November 1, 2004